Taxation (Tables)	12 Months Ended
Jun. 30, 2022
Income Taxes [Abstract]
Disclosure of Taxation (Expense)/Credit
The taxation (expense)/credit for the year is as follows:

	SA Rand
Figures in million	2022	2021	2020
SA taxation
Mining tax (a)	(182)	(464)	(56)
– current year	(194)	(467)	(61)
– prior year	12	3	5
Non-mining tax (b)	(125)	(80)	(2)
– current year	(121)	(81)	(2)
– prior year	(4)	1	—
Deferred tax (c)	353	(714)	(197)
– current year	353	(714)	(197)

Total taxation (expense)/credit	46	(1 258)	(255)

(a)    Mining tax on gold mining taxable income in South Africa is determined according to a formula, based on the taxable income from mining operations. 5% of total revenue is exempt from taxation, while the remainder is taxable at a higher rate (up to a maximum of 34%) than non-mining income (28%) as a result of applying the gold mining formula. Mining and non-mining income of Australian and PNG entities are taxed at a standard rate of 30%.

All qualifying mining capital expenditure is deducted from taxable mining income to the extent that it does not result in an assessed loss. Accounting depreciation is eliminated when calculating the South African mining taxable income. Excess capital expenditure is carried forward as unredeemed capital to be claimed from future mining taxable income. The group has several tax paying entities in South Africa. In terms of the mining ring-fencing application, each ring-fenced mine is treated separately and deductions can normally only be utilised against mining income generated from the relevant ring-fenced mine.

The movement in foreign exchange translation from gains in the 2021 year to losses in 2022 and a decline in mining taxable income resulted in the decrease in the current tax expense during the 2022 year. The movement in foreign exchange translation from losses in the 2020 year to gains in 2021, as well as higher mining taxable income due to the increase of revenue, resulted in the increase in the current tax expense during the 2021 year. This was also impacted by certain companies within the group using their unredeemed capital allowances as well as assessed losses during 2021.

(b)    Non-mining taxable income of mining companies and the taxable income for non-mining companies are taxed at the statutory corporate rate of 28%.The expense for the 2022 and 2021 financial years relates to non-mining tax arising from derivative gains (realised and unrealised) recognised on the foreign currency derivatives as well as the realised gains on the commodity forward sale contracts. During 2020, the losses on the derivative contracts resulted in non-mining tax losses. Refer to note 19 for details on the group's derivative gains and losses recorded.

(c)    The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when temporary differences will reverse based on tax rates and tax laws that have been enacted at the balance sheet date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year.

Following the completion of the annual life-of-mine plans, management revised the weighted average deferred tax rates for all the South African operations. As part of the determination of the deferred tax rates, consideration was given to the amended corporate income tax rate of 27% from 28% as well as the change in the mining tax rate from 34% to 33% for the 2023 financial year. The annual limitation of assessed loss utilisation to 80% of taxable income was incorporated in the calculation. The changes were considered to be substantively enacted at 30 June 2022 and would affect forecast tax estimations or cash flows. They were also taken into account in the determination of recoverable amounts for impairment purposes. Refer to note 15.

Changes to the deferred income tax rates were significant for the following entities:

	Percent (%)
	2022	2021	2020
Harmony	25.1	27.4	29.8
Freegold (Harmony) (Proprietary) Limited	7.0	12.1	11.4
Randfontein Estates Limited (Randfontein)	8.7	5.1	10.1
Harmony Moab Khotsong Operations (Proprietary) Limited (Moab)	14.7	17.6	17.3
Golden Core Trade and Invest (Proprietary) Limited (Mponeng)	12.8	11.3	n/a
12    Taxation continued
(c)    Deferred tax continued
These changes, together with changes in the temporary differences, had the following impacts:
•The change in rates, with majority decreasing year on year at the individual company level (other than hedge accounted derivatives), resulted in a decrease in the deferred tax expense and liability to the amount of R386 million (2021: R55 million increase)
•The impact of impairments at the individual CGU level resulted in a decrease in the deferred tax expense and liability of R312 million
•Unwinding of temporary differences related to unredeemed capital expenditure balances resulted in an increase of R86 million in the deferred tax expense (2021: R301 million)
•The Rand weakened during the 2022 year and the number of outstanding Rand gold contracts at 30 June 2022 decreased, resulting in a negative impact on the valuation of the Rand gold derivatives at year end. Refer to notes 19 and 39 for detail. The temporary differences related to the Rand gold derivatives therefore also decreased, resulting in a R170 million decrease in the deferred tax liability and deferred tax expense (2021: R782 million increase). Management assessed the rates at which the temporary differences are expected to reverse and revised the rate for the vast majority of the companies from the previous non-mining tax rate of 28% rate to the non-mining tax rate of 27% which will be applicable from 2023 onwards.

Disclosure of deferred tax rates
Changes to the deferred income tax rates were significant for the following entities:

	Percent (%)
	2022	2021	2020
Harmony	25.1	27.4	29.8
Freegold (Harmony) (Proprietary) Limited	7.0	12.1	11.4
Randfontein Estates Limited (Randfontein)	8.7	5.1	10.1
Harmony Moab Khotsong Operations (Proprietary) Limited (Moab)	14.7	17.6	17.3
Golden Core Trade and Invest (Proprietary) Limited (Mponeng)	12.8	11.3	n/a

Disclosure of Major Items Causing the Income Tax Provision to Differ from the South African Mining Statutory Tax Rate
Major items causing the group's income tax provision to differ from the South African mining statutory tax rate of 34% were:

	SA Rand
Figures in million	2022	2021	2020
Tax (expense)/credit on net profit/loss at the mining statutory tax rate	360	(2 170)	202
Non-allowable deductions and non-taxable items	(328)	(153)	(221)
Equity-settled share-based payments	(49)	(49)	(62)
Gain on bargain purchase	—	102	—
Acquisition- and integration-related costs	—	(75)	—
Impairment of goodwill	(114)	(64)	—
Exploration expenditure	(79)	(15)	(55)
Finance costs	(52)	(50)	(76)
Other	(34)	(2)	(28)
Movement in temporary differences related to property, plant and equipment[1]	(1 447)	378	(355)
Movements in temporary differences related to other assets and liabilities	(174)	(465)	(452)
Difference between effective mining tax rate and statutory mining rate on mining income	125	145	10
Difference between non-mining tax rate and statutory mining rate on non-mining income	26	17	—
Effect on temporary differences due to changes in effective tax rates[2]	386	(55)	(469)
Prior-year adjustment	10	(4)	5
Capital allowances[3]	973	860	766
Deferred tax asset not recognised[4]	115	189	34
Deferred tax asset previously not recognised now recorded[5]	—	—	225
Income and mining taxation (expense)/credit	46	(1 258)	(255)
Effective income and mining tax rate (%)	4	20	(43)
[1]    The change in 2022 is mainly as a result of the decrease in the net carrying value of Freegold and Moab’s assets due to the impairment recognised (refer to note 6) as well as an increase in the unredeemed capital expenditure balance of Avgold.
[2]    Refer to (c) above for detail of the deferred tax rate changes.
[3]    This relates to the additional capital allowance that may be deducted from taxable income from mining operations in South Africa. A significant portion relates to Avgold Limited (Avgold) which has a 0% effective tax rate.
[4]    This relates to tax losses and deductible temporary differences for which future taxable profits are uncertain and are not considered probable.
5    In 2020, the assessment on whether there would be future profits for Harmony Company as well as taxable temporary differences, which the deductible temporary differences can be reversed against, was performed. Management concluded that there would be and therefore the deferred tax asset not recognised in the 2019 year was recognised at 30 June 2020.

Analysis of Deferred Tax Assets and Liabilities and Potential Future Tax Deductions
The analysis of deferred tax assets and liabilities is as follows:

	SA Rand
Figures in million	2022	2021
Deferred tax assets	(1 183)	(1 202)
Deferred tax asset to be recovered after more than 12 months	(1 091)	(522)
Deferred tax asset to be recovered within 12 months	(92)	(680)
Deferred tax liabilities	2 566	3 108
Deferred tax liability to be recovered after more than 12 months	2 192	2 713
Deferred tax liability to be recovered within 12 months	374	395

Net deferred tax liability	1 383	1 906

Deferred tax liabilities and assets on the balance sheet as of 30 June 2022 and 30 June 2021 relate to the following:

	SA Rand
Figures in million	2022	2021
Gross deferred tax liabilities	2 566	3 108
Amortisation and depreciation[1]	2 375	2 807
Derivative financial instruments	143	276
Other	48	25
Gross deferred tax assets	(1 183)	(1 202)
Unredeemed capital expenditure[2]	(3 863)	(3 540)
Provisions, including non-current provisions	(1 133)	(1 157)
Contingent consideration liability	(39)	(47)
Streaming contract liability	(86)	(140)
Other	(3)	—
Tax losses[3]	(1 524)	(1 151)
Deferred tax asset not recognised[4]	5 465	4 833

Net deferred tax liability	1 383	1 906
[1]    The decrease in amortisation and depreciation year on year is mainly as a result of the impairments recognised during 2022.
[2]    Unredeemed capital expenditure mainly consists of Hidden Valley R3 521 million (2021: R3 157 million) and Mponeng R125 million (2021: R146 million).
[3]    The majority of the amount relates to Hidden Valley's tax losses of R1 417 million (2021: R1 089 million).
[4]    The deferred tax asset not recognised relates to Harmony's PNG operations.

Movement in the net deferred tax liability recognised in the balance sheet is as follows:

	SA Rand
Figures in million	2022	2021
Balance at beginning of year	1 906	465
Expense/(credit) per income statement	(353)	714
Acquisition of Mponeng operations and related assets	—	(55)
Tax directly charged to other comprehensive income	(170)	782
Balance at end of year	1 383	1 906
Deferred tax assets per balance sheet	(203)	(272)
Deferred tax liabilities per balance sheet	1 586	2 178

A deferred tax asset continues to be recognised for both Harmony Gold Mining Company Limited (Harmony Company) and Chemwes (Proprietary) Limited (Chemwes Company) at 30 June 2022. The net deferred tax asset balance of Harmony company has increased to R179 million (2021: R175 million), while Chemwes Company’s net deferred tax asset has decreased to R24 million (2021: R97 million). At 30 June 2022, it is considered probable that sufficient future taxable profits will be available against which the remaining deductible temporary differences existing at the reporting date can be utilised.
12    Taxation continued
Deferred tax continued

	SA Rand
Figures in million	2022	2021
As at 30 June, the group had the following potential future tax deductions:
Unredeemed capital expenditure available for utilisation against future mining taxable income[1]	45 408	41 184
Tax losses carried forward utilisable against mining taxable income[2]	7 445	5 746
Capital gains tax (CGT) losses available to be utilised against future CGT gains[4]	583	570
As at 30 June, the group has not recognised the following deferred tax asset amounts relating to the above:	15 978	13 820
The unrecognised temporary differences are:
Unredeemed capital expenditure[3]	42 859	37 667
Tax losses[2]	6 471	4 832
CGT losses[4]	583	570
[1]     Includes Avgold R27 133 million (2021: R24 161 million), Randfontein R502 million (2021: R1 268 million), Freegold R557 million (2021: R42 million), Mponeng R978 million (2021: R1 296 million), Chemwes R260 million (2021: R419 million) and Hidden Valley R15 725 million (2021: R13 506 million). These have an unlimited carry-forward period.
[2]    Relates mainly to Hidden Valley R4 718 million (2021: R3 629 million), Randfontein R708 million (2021: R796 million), and Avgold R1 761 million (2021: R1 184 million). These have an unlimited carry-forward period.
[3]    Relates to Avgold and Hidden Valley.
[4]    The CGT losses relate to the gross CGT losses available to be utilised against future CGT gains.